The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective January 12, 2016 is incorporated by reference to exhibit (n)(1) of post-effective amendment No. 73 to the Registration Statement filed on Form Type
485BPOS on January 27, 2016 (Accession No.
0001193125-16-439884).

Exhibit 77Q(1)